                                                                  Exhibit 10.1.3
                                                                  --------------



                 AMENDMENT NO. 3, CONSENT AND LIMITED WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

          This AMENDMENT NO. 3, CONSENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 20, 2004 (this "Amendment and Waiver"), is entered into by and among TEMPUR-PEDIC INTERNATIONAL INC. (formerly TWI Holdings, Inc.), a Delaware corporation ("Ultimate Holdco"), TEMPUR WORLD, LLC (formerly Tempur World, Inc.), a Delaware limited liability company ("Intermediate Holdco"), TEMPUR WORLD HOLDINGS, LLC (formerly Tempur World Holdings, Inc.), a Delaware limited liability company ("Holdco"), TEMPUR WORLD HOLDINGS, S.L., a company organized under the laws of Spain ("Spanish Holdco"), TEMPUR-PEDIC, INC., a Kentucky corporation ("TPI"), TEMPUR PRODUCTION USA, INC., a Virginia corporation ("TPUSA"), TEMPUR WORLD HOLDING COMPANY ApS, a company organized under the laws of Denmark ("TWHC"), DAN-FOAM ApS, a company organized under the laws of Denmark ("DF") (TPI and TPUSA are sometimes collectively referred to herein as "US Borrowers" and individually as a "US Borrower"; TWHC and DF are sometimes collectively referred to herein as "European Borrowers" and individually as a "European Borrower"; and TPI, TPUSA, TWHC and DF are sometimes collectively referred to as "Borrowers" and individually as a "Borrower"); the other persons designated as "Credit Parties" on the signature pages thereto; the financial institutions who are or hereafter become parties to the Credit Agreement as Lenders; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity "GE Capital"), as Administrative Agent, US L/C Issuer and as a Lender; LEHMAN COMMERCIAL PAPER INC. (in its individual capacity, "LCPI"), as Syndication Agent and as a Lender, NORDEA BANK DANMARK A/S (in its individual capacity "Nordea"), as European Security Agent and as a Lender; GE EUROPEAN LEVERAGED FINANCE LIMITED, a company incorporated under the laws of England and Wales (in its individual capacity "GE ELF") as European Loan Agent for the European Lenders; and HSBC BANK PLC, a company incorporated under the laws of England and Wales (in its individual capacity "HSBC") as European Funding Agent. Unless otherwise specified herein, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them in Annex A to the Credit Agreement defined below.

                                    RECITALS
                                    --------

          WHEREAS, Ultimate Holdco, Intermediate Holdco, Holdco, Spanish Holdco, Borrowers, the Credit Parties, Administrative Agent, LCPI, Nordea, GE ELF, HSBC and the Lenders have entered into that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2003 (as amended and in effect prior to the effective date of this Amendment and Waiver, the "Credit Agreement");

          WHEREAS, the Credit Parties have requested that the Requisite Lenders grant certain consents and waive certain Defaults and/or Events of Default that may have ocurred under the Credit Agreement;

          WHEREAS, the Credit Parties, the Administrative Agent and the Requisite Lenders wish to amend certain provisions of the Credit Agreement as more fully set forth in this Amendment and Waiver; and

          WHEREAS, the undersigned Administrative Agent and Requisite Lenders are prepared to grant the requested consents and waivers, and the Credit Parties, the Administrative Agent and the Requisite Lenders are prepared to amend the Credit Agreement, all in the manner and on the terms and conditions provided for herein.

          NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.  LIMITED WAIVERS AND CONSENTS.
            ----------------------------

          (a) Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 herein, the Administrative Agent and Requisite Lenders hereby (i) waive the Capex Limit set forth in Section 4.1 of the Credit Agreement for the Fiscal Year ended December 31, 2003 and consent to Ultimate Holdco and its Subsidiaries on a consolidated basis having exceeded such $30,000,000 Capex Limit by approximately $4,100,000 (the "Capex Over Amount"),
(ii) waive any Default or Event of Default that has occurred and may be continuing as a result of Ultimate Holdco and its Subsidiaries on a consolidated basis having exceeded such Capex Limit by the Capex Over Amount, (iii) waive any Default or Event of Default that has occurred as a result of the US Borrower Representative not delivering financial statements, reporting and schedules for the month of December 2003 as required pursuant to Section 4.6(a) of the Credit Agreement, (iv) waive any Default or Event of Default that has occurred as a result of the US Borrower Representative not delivering the management report for the month of December 2003 as required pursuant to Section 4.6(e) of the Credit Agreement, (v) waive any Default or Event of Default that has occurred and may be continuing as a result of the US Borrower Representative not delivering an annual operating plan as required pursuant to Section 4.6(h) of the Credit Agreement, (vi) waive any Default or Event of Default that has occurred as a result of the US Borrower Representative not delivering a compliance certificate as required pursuant to Section 4.6(o) of the Credit Agreement,(vii) consent to the formation of Tempur-Pedic Retail, Inc., ("TPR"), a direct wholly-owned Subsidiary of TPI, and (viii) consent to the formation of Tempur-Pedic Professional, Inc., ("TPP"), a direct wholly-owned Subsidiary of Tempur-Pedic, Direct Response, Inc.

          (b) The limited waivers and consents set forth in this Section 1 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (x) except as expressly provided in these limited waivers and consents, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (y) prejudice any right or rights that Administrative Agent or Lenders may have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.
            ------------------------------

          On and after the date that this Amendment and Waiver becomes effective pursuant to Section 3(a) hereof, the Credit Agreement shall be amended as follows:

          (a) Section 4.6(a) shall be amended by deleting in its entirety therefrom the opening phrase "As soon as available and in any event within thirty (30) days after the end of each month (including the last month of each Fiscal Year)", and inserting in its place the following phrase:

          As soon as available and in any event within (x) for the last month in each Fiscal Quarter (including the final Fiscal Quarter of each Fiscal Year), forty-five (45) days after the end of such month and (y) for each other month, thirty (30) days after the end of such month;

          and

          (b) Section 4.6(h) shall be amended by deleting in its entirety therefrom the phrase "30 days" in the opening clause thereof and inserting in its place the phrase "sixty (60) days".

SECTION 3.  CONDITION TO EFFECTIVENESS.
            --------------------------

          This Amendment and Waiver shall become effective upon the execution and delivery of this Amendment and Waiver by the Credit Parties, the Administrative Agent and the Requisite Lenders signatory hereto.

SECTION 4.  COVENANTS.
            ---------

          Borrowers hereby covenant and agree to:

          (a) Within ten (10) Business Days after formation of each of TPR and TPP, the Credit Parties shall comply with the requirements of Section 2.7(c) of the Credit Agreement with respect to each such new Subsidiary.

          (b) No later than March 31, 2004, US Borrower Representative shall have delivered the report required pursuant to Section 4.6(h) of the Credit Agreement.

SECTION 5.  REPRESENTATIONS AND WARRANTIES.
            ------------------------------

          In order to induce the Administrative Agent and the Requisite Lenders to enter into this Amendment and Waiver, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender, that:

          (a) Each representation and warranty contained in the Credit Agreement and in each Loan Document, after giving effect to this Amendment and Waiver, is true and correct in all material respects as of the date hereof, except to the extent that such representation and warranty expressly relates to an earlier date, in which case, such representation or warranty is true and correct in all material respects as of such earlier date.

          (b) The execution, delivery and performance by the Borrowers of this Consent and Waiver has been duly authorized by all necessary corporate action required on its part and this Consent and Waiver is the legal, valid and binding obligation of the Borrowers enforceable against each of the Borrowers in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

          (c) Neither the execution, delivery and performance of this Consent and Waiver by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(i) any provision of such Credit Party's certificate or articles of incorporation and bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Administrative Agent on or before the date hereof.

          (d) After giving effect to this Consent and Waiver, no Event of Default has occurred and is continuing.

SECTION 6.  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.
            -------------------------------------------------

          (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The limited waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent and Waiver, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Consent and Waiver shall be construed in connection with and as part of the Credit Agreement.

SECTION 7.  COSTS AND EXPENSES.
            ------------------

          As provided in Section 1.3(e) of the Credit Agreement, Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment and Waiver and reasonable documentation charges assessed by each Authorized Agent in connection with this Amendment and Waiver.

SECTION 8.  GOVERNING LAW.
            -------------

          BORROWERS AND CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO ADMINISTRATIVE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO APPROPRIATE BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS CONSENT AND WAIVER AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AMENDMENT AND WAIVER OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AND CREDIT PARTIES AGREE THAT ANY AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS- EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY ANY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM ANY LEGAL ACTION, SUIT OR PROCEEDING FROM JURISDICTION OF ANY COURT OR FROM SET-OFF OR ANY LEGAL PROCESS (WHETHER SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OR EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND WAIVER.

SECTION 9.  HEADINGS.
            --------

          Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purposes.

SECTION 10. COUNTERPARTS.
            ------------

          This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

SECTION 11. CONFIDENTIALITY.
            ---------------

          The matters set forth herein are subject to Section 9.13 of the Credit Agreement, which is incorporated herein by reference.

                            [signature pages follow]

          IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed as of the date first written above.

          Borrowers:                    TEMPUR-PEDIC, INC.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: CFO

                                        TEMPUR PRODUCTION USA, INC.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: CFO

                                        TEMPUR WORLD HOLDING COMPANY ApS


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Director

                                        DAN-FOAM ApS


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Director

          Credit Parties:               TEMPUR-PEDIC INTERNATIONAL
                                        INC., f/ka TWI Holdings, Inc.


                                        By: /s/ WILLIAM H. POCHE
                                           -------------------------------------
                                        Name:  William H. Poche
                                        Title: Assistant Treasurer

                                        TEMPUR WORLD, LLC, f/k/a Tempur World,
                                        Inc.


                                        By: /s/ WILLIAM H. POCHE
                                           -------------------------------------
                                        Name:  William H. Poche
                                        Title: Assistant Treasurer

                                        TEMPUR WORLD HOLDINGS, LLC, f/k/a Tempur
                                        World Holdings, Inc.


                                        By: /s/ WILLIAM H. POCHE
                                           -------------------------------------
                                        Name:  William H. Poche
                                        Title: Assistant Secretary

                                        TEMPUR WORLD HOLDINGS, S.L.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Director

          Administrative Agent:         GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and as a Lender


                                        By: /s/ PAMELA ESKRA
                                           -------------------------------------
                                        Its Duly Authorized Signatory

     Requisite Lenders:       NORDEA BANK DANMARK A/S


                              By: /s/ HANS CHRISTIANSEN  /s/ HELGE F. RASMUSSEN
                                 ----------------------------------------------
                              Name:  Hans Christiansen       Helge F. Rasmussen
                              Title: Head of Corporate       Vice President

                              LEHMAN COMMERCIAL PAPER INC.


                              By: /s/ FRANCIS CHANG
                                 ----------------------------------------------
                              Name:  Francis Chang
                              Title: Vice President

                              GE EUROPEAN LEVERAGED FINANCE LIMITED


                              By: /s/ JAMES INGLIS
                                 ----------------------------------------------
                              Name:  James Inglis
                              Title: Director


                              GE LEVERAGED LOANS LIMITED


                              By: /s/ JAMES INGLIS
                                 ----------------------------------------------
                              Name:  James Inglis
                              Title: Director

                              ON BEHALF OF ING CAPITAL
                              MANAGEMENT, LTD., AS COLLATERAL
                              MANAGER FOR COPERNICUS EURO
                              CDO-I B.V.


                              By: /s/ HERMAN GUELOVANI
                                 ----------------------------------------------
                              Name:  Herman Guelovani
                              Title: Vice President

                                        ON BEHALF OF ING CAPITAL
                                        MANAGEMENT, LTD., AS INVESTMENT
                                        ADVISOR TO COPERNICUS EURO CDO-II B.V.


                                        By: /s/ HERMAN GUELOVANI
                                           -------------------------------------
                                        Name:  Herman Guelovani
                                        Title: Vice President

                                        FIFTH THIRD BANK (LEXINGTON)


                                        By: /s/ WILLIAM D. CRAYCRAFT
                                           -------------------------------------
                                        Name:  William D. Craycraft
                                        Title: Vice President

                                        INVESCO EUROPEAN CDO I S.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        ANTARES CAPITAL CORPORATION


                                        By: /s/ DANIEL BARRY
                                           -------------------------------------
                                        Name:  Daniel Barry
                                        Title: Director

                                        NEW ALLIANCE GLOBAL CDO, LIMITED
                                        By: Alliance Capital Management L.P., as
                                        Sub-advisor
                                        By: Alliance Capital Management
                                        Corporation, as General Partner


                                        By: /s/ TERESA MCCARTHY
                                           -------------------------------------
                                        Name:  Teresa McCarthy
                                        Title: Vice President

                                        PINEHURST TRADING, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LANDMARK III CDO LIMITED
                                        By: Aladdin Capital Management LLC


                                        By: /s/ THOMAS EGGENSCHWILER
                                           -------------------------------------
                                        Name:  Thomas Eggenschwiler
                                        Title: Director - Research

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION, AS CUSTODIAN


                                        By: /s/ LORA PELOQUIN
                                           -------------------------------------
                                        Name:  Lora Peloquin
                                        Title: First Vice President

                                        ARES V CLO LTD.
                                        By: Ares CLO Management V, L.P.,
                                        Its: Investment Manager
                                        By:  Ares CLO GP V, LLC
                                        Its: Managing Member


                                        By: /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        ARES VII CLO LTD.
                                        By:  Ares CLO Management VII, L.P.,
                                        Its: Investment Manager
                                        By:  Ares CLO GP VII, LLC
                                        Its: General Partner


                                        By: /s/ SETH J. BRUFSKY
                                           -------------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        VENTURE CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                        Management, LLC


                                        By: /s/ MICHAEL G. REGAN
                                           -------------------------------------
                                        Name:  Michael G. Regan
                                        Title: Director

                                        VENTURE II CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                        Management, LLC


                                        By: /s/ MARTIN F. DAVEY
                                           -------------------------------------
                                        Name:  Martin F. Davey
                                        Title:

                                        MAGNETITE V CLO, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        BLACKROCK LIMITED DURATION
                                        INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        UNION SQUARE CDO LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONG LANE MASTER TRUST II


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CSAM FUNDING III


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        DENALI CAPITAL LLC, MANAGING MEMBER OF
                                        DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                        FOR DENALI CAPITAL CLO I, LTD., OR AN
                                        AFFILIATE


                                        By: /s/ CHARLES A. STEARNS
                                           -------------------------------------
                                        Name:  Charles A. Stearns
                                        Title: Vice President

                                        DENALI CAPITAL LLC, MANAGING MEMBER OF
                                        DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                        FOR DENALI CAPITAL CLO II, LTD., OR AN
                                        AFFILIATE


                                        By: /s/ CHARLES A. STEARNS
                                           -------------------------------------
                                        Name:  Charles A. Stearns
                                        Title: Vice President

                                        DENALI CAPITAL LLC, MANAGING MEMBER OF
                                        DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                        FOR DENALI CAPITAL CLO III, LTD., OR AN
                                        AFFILIATE


                                        By: /s/ CHARLES A. STEARNS
                                           -------------------------------------
                                        Name:  Charles A. Stearns
                                        Title: Vice President

                                        SIMSBURY CLO, LIMITED
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        MAPLEWOOD (CAYMAN) LIMITED
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Investment Manager


                                        By:/s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        ELC (CAYMAN) LTd. CDO SERIES 1999-I
                                        By: David L. Babson & Company Inc. as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. CDO SERIES 1999-III
                                        By: David L. Babson & Company Inc., as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. CDO SERIES 2000-I
                                        By: David L. Babson & Company Inc. as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By: David L. Babson & Company Inc. as
                                        Investment Adviser


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        BILL & MELINDA GATES FOUNDATION
                                        By: David L. Babson & Company Inc. as
                                        Investment Adviser


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc. as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        TRYON CLO LTD. 2000-I
                                        By: David L. Babson & Company Inc. as
                                        Collateral Manager


                                        By: /s/   DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        GRAYSON & CO


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COSTANTINUS EATON VANCE CDO V, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE CDO VI, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        TOLLI & CO.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE LIMITED DURATION INCOME FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE SENIOR INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        SENIOR DEBT PORTFOLIO


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FIDELITY ADVISOR SERIES II: FIDELITY
                                        ADVISORY FLOATING RATE HIGH INCOME FUND
                                        (161)


                                        By: /s/ JOHN H. COSTELLO
                                           -------------------------------------
                                        Name:  John H. Costello
                                        Title: Assistant Treasurer

                                        FRANKLIN CLO IV, LTD.


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Vice President

                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Asst. Vice President

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Asst. Vice President

                                        GOLDENTREE LOAN OPPORTUNITIES I, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        1888 FUND, Ltd.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        GULF STREAM - COMPASS CLO 2002-I, LTD.
                                        By: Gulf Stream Asset Management, LLC,
                                        as Collateral Manager


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        GULF STREAM - COMPASS CLO 2003-I, LTD.
                                        By: Gulf Stream Asset Management, LLC,
                                        as Collateral Manager

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NEMEAN CLO, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Investment Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:   Duncan B. Vise
                                        Title:  Vice President

                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:   Duncan B. Vise
                                        Title:  Vice President

                                        ORYX CLO, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:   Duncan B. Vise
                                        Title:  Vice President

                                        SEQUILS-ING I (HBDGM), Ltd.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:   Duncan B. Vise
                                        Title:  Vice President

                                        ENDURANCE CLO I, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:   Duncan B. Vise
                                        Title:  Vice President

                                        BALANCED HIGH YIELD FUND II, LTD.
                                        By ING Capital Advisors LLC, as
                                        Asset Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        AMARA 2 FINANCE, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AVALON CAPITAL LTD.
                                        By INVESCO Senior Secured Management,
                                        Inc. as Portfolio Advisor


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2
                                        By INVESCO Senior Secured Management,
                                        Inc. as Portfolio Advisor


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIO-I, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Investment Adviser


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Investment Adviser


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        AIM FLOATING RATE FUND
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Sub-Adviser


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SEQUILS-LIBERTY, LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Collateral Manager


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SAGAMORE CLO LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Collateral Manager


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SARATOGA CLO I, LIMITED
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Asset Manager


                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        LONGHORN CDO (CAYMAN) LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO II, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO III, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MORGAN STANLEY PRIME INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NOMURA BOND AND LOAN FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CLYDESDALE CLO 2001-1, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CLYDESDALE CLO 2003 LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        PPM SPYGLASS FUNDING TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        PPM SHADOW CREEK FUNDING LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        STANFIELD CARRERA CLO, LTD.


                                        By: /s/ STEPHEN M. ALFIERI
                                           -------------------------------------
                                        Name:   Stephen M. Alfieri
                                        Title:  Managing Partner


                                        STANFIELD QUATTRO CLO, LTD.


                                        By: /s/ STEPHEN M. ALFIERI
                                           -------------------------------------
                                        Name:   Stephen M. Alfieri
                                        Title:  Managing Partner

                                        STANFIELD ARBITRAGE CDO, LTD.


                                        By: /s/ STEPHEN M. ALFIERI
                                           -------------------------------------
                                        Name:   Stephen M. Alfieri
                                        Title:  Managing Partner


                                        TRAVELERS INSURANCE COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CITIGROUP INVESTMENT CORPORATE LOAN
                                        FUND, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COLUMBUS LOAN FUNDING LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CITIGROUP INSURANCE & INVESTMENT TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                   PACIFICA CDO II, LTD.
                                   By: Alcentra Inc. as its Investment Manager


                                   By: /s/ MARY SHAIFER
                                      -------------------------------------
                                   Name:   Mary Shaifer
                                   Title:  Vice President